UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INFORMATION INCLUDED IN THE REPORT

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Eaton Vance Corp. (the “Company”) executed a second amendment (the “Second Amendment”) and third amendment (the “Third Amendment”), on October 31, 2007 and March 28, 2008, respectively, to the revolving credit facility among the Company, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, a copy of each which is filed herewith as Exhibit 99.1 and 99.2 and incorporated herein by reference. The original credit facility agreement was dated December 21, 2004 and filed with the Securities and Exchange Commission (“SEC”) on December 23, 2004 and is incorporated herein by reference (Accession No. 0000350797-04-000099). The First Amendment was dated August 13, 2007 and filed with the SEC on August 15, 2007 and is incorporated herein by reference (Accession No. 0000940394-07-000986).

Item 9.01	Financial Statements and Exhibits

	Exhibit No.	Document

	99.1	Second Amendment to revolving credit facility among the
Company, the Lenders parties thereto and JPMorgan Chase
Bank, N.A., as administrative agent dated October 31, 2007.

	99.2	Third Amendment to revolving credit facility among the
Company, the Lenders parties thereto and JPMorgan Chase
Bank, N.A., as administrative agent dated March 28, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date:	April 2, 2008	/s/ Robert J. Whelan
Robert J. Whelan, Chief Financial Officer

EXHIBIT INDEX

     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	Second Amendment to revolving credit facility among the
Company, the Lenders parties thereto and JPMorgan Chase
Bank, N.A., as administrative agent dated October 31, 2007.

99.2	Third Amendment to revolving credit facility among the
Company, the Lenders parties thereto and JPMorgan Chase
Bank, N.A., as administrative agent dated March 28, 2008.

Exhibit 99.1

SECOND AMENDMENT

     SECOND AMENDMENT, dated as of October 31, 2007 (this “Amendment”), to the Credit Agreement dated as of December 21, 2004, as amended by that certain First Amendment dated as of August 13, 2007 (as amended, the “Credit Agreement”), by and among Eaton Vance Corp. ( “the Borrower”), a Maryland corporation, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, each of the Lenders has agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.	Amendments.

	(i)	The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Change in Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer or conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Borrower’s properties or assets and those of the Borrower’s subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Borrower or one or more of the Borrower’s subsidiaries;

(2) the adoption of a plan relating to the Borrower’s liquidation or dissolution; or

(3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that (i) the Permitted Holders own less than 50% of the Borrower’s Voting Stock, measured by voting power rather than number of shares, and (ii) any “person” or

“group” (as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becomes the beneficial owner, directly or indirectly, of more of the Borrower’s Voting Stock than the Permitted Holders, measured by voting power rather than number of shares.

     Notwithstanding the foregoing, a transaction effected to create a holding company for the Borrower will not be deemed to involve a Change in Control if (1) pursuant to such transaction the Borrower becomes a Controlled subsidiary of such holding company and (2) the holders of the Voting Stock of such holding company immediately following such transaction are the same as the holders of the Borrower’s Voting Stock immediately prior to such transaction.

(ii)	The following definitions are hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

	(a)	“Employees” means, at any time, individuals then devoting substantially all of their business and professional time to the Borrower’s activities or any of the Borrower’s subsidiaries or any such individuals who, within 270 days prior thereto, have so devoted their professional time and the estates and legal representatives of such individuals.

	(b)	“Permitted Holders” means (i) the Borrower, (ii) one or more of the Borrower’s subsidiaries, (iii) any Employee and (iv) a voting trust having a majority of its trustees who are Employees and a majority of holders of its trust certificates or holders of uncertificated interests in such voting trust who are Employees.

	(c)	“Voting Stock” as applied to the stock of any Person, means shares, interests, participations, or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

(iii)	Section 6.05 is hereby amended by deleting the word “and” at the end of subparagraph (xi), inserting the following new subparagraph (xii) and renumbering existing subparagraph (xii) as subparagraph (xiii):

(xii) Investments in auction rate securities; and

     3. Amendment Effective Date. This Amendment shall become effective as of the date set forth above in the preamble to this Amendment (the “Amendment Effective Date”) on the date on which the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

     4. Representation and Warranties. To induce the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects (except to the extent that any such representation and warranty specifically relates to an earlier date).

     5. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     6. No Other Amendments. This Amendment is to be narrowly construed. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Guarantee are and shall remain in full force and effect.

     7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

EATON VANCE CORP.

By: /s/ William M. Steul
Name: William M. Steul
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, NA., individually
and as Administrative Agent

By: /s/ Sergey Sherman
Name: Sergey Sherman
Title: Vice President

EATON VANCE CORP. SECOND AMENDMENT BANK OF AMERICA, N.A. By: /s/ Joshua A. Podietz Name: Joshua A. Podietz Title: Vice President

EATON VANCE CORP. SECOND AMENDMENT CITIBANK, N.A. By: /s/ Matthew Nicholls Name: Matthew Nicholls Title: Managing Director

EATON VANCE CORP. SECOND AMENDMENT CREDIT SUISSE, CAYMAN ISLANDS BRANCH By: /s/ Jay Chall Name: Jay Chall Title: Director By: /s/ Petra Jaek Name: Petra Jaek Title: Assistant Vice President

EATON VANCE CORP. SECOND AMENDMENT PNC BANK, NATIONAL ASSOCIATION By: /s/ Kirk Seagers Name: Kirk Seagers Title: Vice President

EATON VANCE CORP. SECOND AMENDMENT UBS LOAN FINANCE LLC By: /s/ Richard L. Tavrow Name: Richard L. Tavrow Title: Director By: /s/ David B. Julie Name: David B. Julie Title: Associate Director

EATON VANCE CORP. SECOND AMENDMENT WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Kimberly Shaffer Name: Kimberly Shaffer Title: Managing Director

Exhibit 99.2

THIRD AMENDMENT

     THIRD AMENDMENT, dated as of March 28, 2008 (this “Amendment”), to the Credit Agreement dated as of December 21, 2004, as amended by that certain First Amendment dated as of August 13, 2007 and that certain Second Amendment dated as of October 31, 2007 (as amended, the “Credit Agreement”), by and among Eaton Vance Corp. (the “Borrower”), a Maryland corporation, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, each of the Lenders has agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

     3. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

4.	Amendments.

	(i)	The definition of “Eaton Vance Fund” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Eaton Vance Fund” means any separately managed accounts, any closed- end or open-end or other mutual fund, any collateralized debt obligation or any privately offered investment vehicle sponsored by the Borrower or any of its Subsidiaries or any fund for which the Borrower or any of its Subsidiaries provides investment advisory, management, administrative, underwriting or similar services.

	(ii)	Section 6.05(a)(xi) of the Credit Agreement is hereby amended by deleting “$100,000,000” and inserting “$250,000,000” in lieu thereof.

	(iii)	Section 6.05(a)(xii) of the Credit Agreement is hereby amended by deleting “$25,000,000” and inserting “$50,000,000” in lieu thereof.

     9. Amendment Effective Date. This Amendment shall become effective as of the date set forth above in the preamble to this Amendment (the “Amendment Effective Date”) on the date on which the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

     10. Representation and Warranties. To induce the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects (except to the extent that any such representation and warranty specifically relates to an earlier date).

     11. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     12. No Other Amendments. This Amendment is to be narrowly construed. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement shall remain in full force and effect.

     13. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     14. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

EATON VANCE CORP.

By: /s/ Robert J. Whelan
Name: Robert J. Whelan
Title: Vice President, Treasurer and
Chief Financial Officer

JPMORGAN CHASE BANK, NA., individually
and as Administrative Agent

By: /s/ Serge M. Sherman
Name: Serge M. Sherman
Title: Vice President

EATON VANCE CORP. THIRD AMENDMENT BANK OF AMERICA, N.A. By: /s/ Joshua A. Podletz Name: Joshua A. Podletz Title: Senior Vice President

EATON VANCE CORP. THIRD AMENDMENT CITIBANK, N.A. By: /s/ Matthew Nicholls Name: Matthew Nicholls Title: Managing Director

EATON VANCE CORP. THIRD AMENDMENT CREDIT SUISSE, CAYMAN ISLANDS BRANCH By: /s/ Jay Chall Name: Jay Chall Title: Director By: /s/ Markus Frenzen Name: Markus Frenzen Title: Assistant Vice President

EATON VANCE CORP. THIRD AMENDMENT PNC BANK, NATIONAL ASSOCIATION By: /s/ Kirk Seagers Name: Kirk Seagers Title: Vice President

EATON VANCE CORP. THIRD AMENDMENT UBS LOAN FINANCE LLC By: /s/ David B. Julie Name: David B. Julie Title: Associate Director By: /s/ Richard L. Tavrow Name: Richard L. Tavrow Title: Associate Director

EATON VANCE CORP. THIRD AMENDMENT WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Kimberly Shaffer Name: Kimberly Shaffer Title: Managing Director